                                  SCHEDULE 14A

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                      [X]
Filed by a Party other than the Registrant   [_]

Check the appropriate box:

[_] Preliminary Proxy Statement             [_] Confidential, For Use of the
                                                Commission Only (as permitted
                                                by Rule 14a-6(e) (2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Under Rule 14a-12


                             Citizens Holding Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

     1)   Title of each class of securities to which transactions applies:

          ----------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     5)   Total Fee paid:

          ----------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount Previously Paid:
                                  --------------------------------------
     2)   Form, Schedule or Registration Statement No.:
                                                        ----------------
     3)   Filing Party:
                        ------------------------------------------------
     4)   Date Filed:
                      --------------------------------------------------

                           CITIZENS HOLDING COMPANY
                                521 MAIN STREET
                        PHILADELPHIA, MISSISSIPPI  39350

                                 March 22, 2002

Dear Fellow Shareholder:

     On behalf of the Board of Directors, we cordially invite you to attend the 2002 Annual Meeting of Shareholders of Citizens Holding Company. The Annual Meeting will be held beginning at 3:30 p.m. Central time, on Tuesday, April 23, 2002, at the main office of The Citizens Bank of Philadelphia, 521 Main Street, Philadelphia, Mississippi 39350. The formal notice of the Annual Meeting appears on the next page.

     The Annual Meeting has been called for the following purposes: (1) to set the number of directors to serve on the board at twelve; (2) to elect four Class III directors, each for a three-year term; (3) to ratify the Board of Directors' appointment of the Company's independent accountants for the fiscal year ending December 31, 2002; and (4) to transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The accompanying proxy statement provides detailed information concerning the matters to be voted on at the Annual Meeting. We urge you to review this proxy statement and each of the proposals carefully. Regardless of the number of shares you own, it is important that your views be represented whether or not you are able to be present at the Annual Meeting. Please take a moment now to sign, date and mail the enclosed proxy card in the postage prepaid envelope. Your Board of Directors recommends a vote "FOR" each proposal.

     We are gratified by our shareholders' continued interest in Citizens Holding Company and are pleased that in the past so many of you have voted your shares either in person or by proxy. We hope that you will continue to do so and again urge you to return your proxy card as soon as possible.

                                    Sincerely,


                                    /s/  Steve Webb
                                    Chairman, President and
                                    Chief Executive Officer

                            CITIZENS HOLDING COMPANY
                                521 MAIN STREET
                        PHILADELPHIA, MISSISSIPPI  39350
                                  ___________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  ___________

TIME                   3:30 p.m., Central time, on Tuesday, April 23, 2002

PLACE                  The Citizens Bank of Philadelphia
                       521 Main Street
                       Philadelphia, Mississippi 39350

ITEMS OF BUSINESS      (1)  To set the number of directors to serve on the board
                            at twelve.

                       (2) To elect four Class III directors who will each serve a three-year term expiring in 2005.

                       (3) To consider and act upon a proposal to ratify and approve the selection of Horne CPA Group as the company's independent accountants for the fiscal year ending December 31, 2002.

                       (4) To transact any other business that may properly come before the annual meeting or any adjournments thereof.

RECORD DATE            You can vote if you are a shareholder of record as of the
                       close of business on March 15, 2002.

ANNUAL REPORT          Our 2001 annual report, which is not part of the proxy
                       solicitation material, is enclosed.

PROXY VOTING           It is important that your shares be represented and voted
                       at the annual meeting. Please mark, sign, date and promptly return the enclosed proxy card in the postage paid envelope. Any proxy may be revoked at any time prior to its exercise at the annual meeting.

                                    By Order of the Board of Directors


                                    Carolyn K. McKee
                                    Secretary

Philadelphia, Mississippi
March 22, 2002

                               TABLE OF CONTENTS
                                                                    Page
                                                                    ----

BOARD OF DIRECTORS                                                     3
  General                                                              3
  Meetings and Committees of the Board of Directors                    4
  Compensation of the Board of Directors                               5

PROPOSAL I: NUMBER OF DIRECTORS TO BE ELECTED                          6
  Vote Required and Board Recommendation                               6

PROPOSAL II:  ELECTION OF CLASS III DIRECTORS                          6
  Vote Required and Board Recommendation                               7

SECURITY OWNERSHIP OF DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS       8

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS                       10

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE               10

EXECUTIVE COMPENSATION                                                11
  Stock Options                                                       13
  Report on Executive Compensation                                    14

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION           15
  Indebtedness of Related Parties                                     15
  Interests of the Board of Directors                                 16

STOCK PERFORMANCE GRAPH                                               16

PROPOSAL III:  APPOINTMENT OF INDEPENDENT ACCOUNTANTS                 18
  Vote Required and Board Recommendation                              18
  Report of the Audit Committee                                       19

PROPOSALS BY SHAREHOLDERS FOR THE 2003 ANNUAL MEETING                 19

OTHER MATTERS                                                         20

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K                            20

                            CITIZENS HOLDING COMPANY

                                ---------------

                                PROXY STATEMENT

                                ---------------

                         ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD TUESDAY, APRIL 23, 2002

     This proxy statement is furnished to the shareholders of Citizens Holding Company, or the company, in connection with the solicitation of proxies by the board of directors, for use at the annual meeting of shareholders to be held at 3:30 p.m., Central time on Tuesday, April 23, 2002, at the company's main office, 521 Main Street, Philadelphia, Mississippi 39350, and any adjournments or postponements. This proxy statement and accompanying proxy card are first being distributed to our shareholders on or about March 22, 2002.

PROXY SOLICITATION

     The board of directors is soliciting the enclosed proxy so that each shareholder has the opportunity to vote on the proposals presented at the annual meeting, whether or not the shareholder attends the meeting. When a proxy card is returned properly signed and dated, the shares represented by the proxy will be voted in accordance with the instructions on the card at the annual meeting, including any adjournments or postponements. If the proxy card is signed but no instructions are given, the shares represented by the proxy will be voted at the annual meeting and any adjournments or postponements:

     (1) "FOR" setting the number of directors to serve on the board at twelve;

     (2) "FOR" the election of nominees Willis W. Dungan, George R. Mars, William M. Mars and Steve Webb as Class III directors; and

     (3) "FOR" the approval of the appointment of Horne CPA Group as the company's independent accountants for the fiscal year ending December 31, 2002.

     The proxy card gives the individuals named as proxies discretionary authority to vote the shares represented by the proxy on any matter other than the proposals that is properly presented for action at the annual meeting.

     A shareholder who gives a proxy may revoke it at any time before it is voted by giving written notice to the secretary of the company before the annual meeting, by granting a subsequent proxy or if the shareholder, rather than his or her broker, is a record holder of our stock, by appearing in person and voting at the annual meeting.

     The company generally bears all costs of soliciting proxies. The company has retained and pays a fee to American Stock Transfer and Trust Company to act as its registrar and transfer agent and to assist it in the solicitation of proxies, but the company pays no identifiable compensation for the solicitation of proxies. Directors, officers and employees of the company, who will receive no compensation for their services, may solicit proxies by telephone, mail, facsimile, via the Internet or overnight delivery service.

RECORD DATE AND VOTING RIGHTS

     The board of directors has fixed the close of business on Friday, March 15, 2002, as the record date for the annual meeting. Only shareholders of record on that date are entitled to notice of and to vote at the annual meeting. As of March 22, 2002, the company's only outstanding class of securities was common stock, $.20 par value per share. As of March 22, 2002, the company had 22,500,000 shares authorized, of which 4,963,125 shares of common stock were issued and outstanding.

     This proxy provides the opportunity for shareholders to specify approval, disapproval, or abstention for the following proposals:

     (1) A proposal to set the number of directors to serve on the board at twelve;

     (2) The election of four Class III directors to serve until the expiration of their respective three-year term or until their successors are elected and qualified; and

     (3) The appointment of Horne CPA Group as the company's independent accountants for the fiscal year ending December 31, 2002.

     A majority of the votes entitled to be cast at the annual meeting constitutes a quorum. A share, once represented for any purpose at the annual meeting, is deemed present for purposes of determining a quorum for the remainder of the meeting and for any adjournment, unless a new record date is set for the adjourned meeting. This is true even if the holder of the share abstains from voting with respect to any matter brought before the annual meeting.

     Shareholders are entitled to one vote for each share held, which may be given in person (if the shareholder, rather than his or her broker, is the record holder of our stock) or by proxy, except that shareholders may cumulate their votes in the election of directors. Cumulative voting entitles a shareholder to give one nominee a number of votes equal to the number of directors to be elected multiplied by the number of shares held by that shareholder, or to distribute the total votes, computed on the same principle, among as many nominees for election as directors as the shareholder chooses. For example, if the number of directors to be elected is four, a shareholder owning ten shares may cast ten votes for each of four nominees, cast forty votes for one nominee, or allocate the forty votes among several nominees. Directors are elected by plurality vote, thus, the candidates receiving the highest number of votes cast, up to the number of directors to be elected, are elected.

     For all matters brought before the annual meeting, other than the election of directors, each proposal or other matter is approved if the votes cast favoring the proposal or other matter exceed the votes cast opposing the proposal or other matter.

     Under Mississippi law and the company's articles of incorporation and bylaws, an abstention by a shareholder who is either present in person at the annual meeting or represented by proxy is not a vote "cast" and is counted neither "for" nor "against" the matter subject to the abstention. Broker non-votes on matters are treated as shares as to which voting power has been withheld by the beneficial holders of those shares and therefore, as shares not entitled to vote.


                                BOARD OF DIRECTORS

 GENERAL

     Below is information concerning the four nominees for election as Class III directors and the continuing Class I and Class II directors.

CLASS III DIRECTORS AND NOMINEES (TO BE ELECTED AT THE 2002 ANNUAL MEETING, TERMS OF OFFICE EXPIRE IN 2005)

..    Willis W. Dungan has been a partner of McDaniel Timber Company, a company primarily engaged in timber land development and sales, and a partner in DPM, Inc., a company primarily engaged in commercial real estate and equipment rental, for the past five years. Mr. Dungan, who is 68 years old, has been a director of the company since 1981 (1).

..    George R. Mars, who is retired, was the proprietor of Mars Department Store until December 1993. Mr. Mars, who is 62 years old, has been a director of the company since 1977 (1).

..    William M. Mars  has been engaged in the practice of law for the past five years as a partner of the law firm of Mars, Mars & Mars, P.A. Mr. Mars, who is 64 years old, has been a director of the company since 1977 (1).

..    Steve Webb has served as President and Chief Executive Officer of the company since 1978 and Chairman since 1997. Mr. Webb has served as Chairman and Chief Executive Officer of The Citizens Bank of Philadelphia since 1997; he had served as President from 1978 until January, 2002. Mr. Webb, who is 69 years old, has been a director of the company since 1970
     (1).

CLASS I DIRECTORS (TERMS OF OFFICE EXPIRE IN 2003)

..    Don L. Fulton has been President and General Manager of Nemanco, Inc., a company primarily engaged in garment manufacturing, since 1977. Mr. Fulton, who is 55 years old, has been a director of the company since 1994.

..    Donald L. Kilgore, has been engaged in the practice of law for the past five years as a partner of the law firm of Alford, Thomas and Kilgore. Mr. Kilgore, who is 52 years old, has been a director of the company since 2001 and is a member of the audit committee.

..    Herbert A. King has served as an engineer with King Engineering, Inc., a company primarily engaged in general civil engineering and land surveying, since 1990. Mr. King, who is 50 years old, has been a director of the company since 1997 and is a member of the audit committee.

..    David P. Webb has been engaged in the practice of law for the past five years as a partner of the law firm of Phelps Dunbar, L.L.P. Mr. Webb, who is 42 years old, has been a director of the company since 1998.

CLASS II DIRECTORS (TERMS OF OFFICE EXPIRE IN 2004)

..    M. G. Bond, who is retired, served as a Mississippi State Senator until
     1992. Mr. Bond, who is 69 years old, has been a director of the company since 1986.

..    Karl Brantley has been Plant Manager of U.S. Electrical Motors, a company primarily engaged in the manufacture of commercial electric motors, since 1982. Mr. Brantley, who is 65 years old, has been a director since 1992 and is a member of the audit committee.

..    David A. King has been the proprietor of Philadelphia Motor Company, a company primarily engaged in wholesale and retail auto parts sales, since 1977. Mr. King, who is 47 years old has been a director of the company since 1997.

..    Greg L. McKee has served as President of The Citizens Bank of Philadelphia since January, 2002; he had served as Executive Vice-President, Senior Vice-President and Vice President in the five years prior. Mr. McKee, who is 40 years old, has been a director of the company since 2001.

---------------
    (1) This is the year the director was elected to the board of directors of The Citizens Bank of Philadelphia. These directors were all elected to the board of the company at the time it was formed in 1982.

     There are no family relationships between any director, executive officer or person nominated to become a director, except that David A. King and Herbert
A. King are brothers and Steve Webb is the father of David P. Webb.

 MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The board meets monthly, generally in a joint session with the board of directors of The Citizens Bank of Philadelphia, the bank. During the fiscal year ended December 31, 2001, the board met sixteen times. There were twelve regular monthly meetings and four special meetings. Each director attended at least 75% of all meetings held by the board and the committees on which he served. The board, among other things, (1) approves remuneration arrangements for executive officers of the company, (2) reviews compensation plans relating to executive officers and directors, (3) determines other benefits under the company's compensation plans, and (4) performs general reviews of the company's employee compensation policies. Any director who also serves as an executive officer of the company or the bank, does not participate in any board determination regarding salaries and other compensation for executive officers.

     The board has established an audit committee. The board has not formally established a compensation committee and a nominating committee; however, the full board generally performs the functions of these committees. The board of the bank also maintains a trust and loan committee.

     Karl Brantley, Donald L. Kilgore, and Herbert A. King are the members of the audit committee. Each member of the audit committee is an "independent director" as defined in Section 121(A) of the American Stock Exchange's listing standards. The audit committee operates under a written charter adopted by the board of directors on February 22, 2000. The audit committee is responsible for the review of audit fees, the supervision of matters relating to audit functions, the review and establishment of internal policies and procedures regarding audits, accounting and other financial controls, and the review of related party transactions. The audit committee also recommends to the board of directors an independent accounting firm to be engaged as the company's independent auditors. During 2001, the audit committee held three meetings.

 COMPENSATION OF THE BOARD OF DIRECTORS

     During 2001, each employee and nonemployee director of the company received a $875 monthly retainer, a $875 year-end bonus and an additional $125 for each board meeting attended. Directors that serve on the loan committee received an additional $50 per month and an additional $50 year-end bonus.

     The company maintains a stock option plan for the benefit of nonemployee directors, the 1999 Directors' Stock Compensation Plan. During 2001, each nonemployee director was granted options to purchase 1,500 shares of common stock, at an exercise price of $10.83 per share, which is the fair market value of the stock on the date of grant. The number of shares covered by the options and the exercise price have been adjusted to give effect to the three-for-two stock split that occurred on December 14, 2001. As of March 22, 2002, no director has exercised any options granted under the plan.

     Directors of the company and the bank may elect to participate in the Directors' Deferred Fee Plan maintained by the bank. The plan requires a participating director to defer all or part of his director fees for a ten-year period. Benefits are equal to the amount credited to each director's individual account, including deferred fees and interest at a stated rate based upon the Moody's Average Corporate Bond Rate. Benefits are generally payable when a director ceases to serve on the board or attains age 70. The company has elected to purchase individual life insurance policies to fund its obligation under the plan.


                 PROPOSAL I: NUMBER OF DIRECTORS TO BE ELECTED

     The company's articles of incorporation provide for a board of directors consisting of not less than nine nor more than twenty-five directors. The company's shareholders set the actual number of directors to serve on the board each year at the annual meeting. The board of directors currently consists of twelve directors divided into three classes, with members of each class elected for a three-year term. The terms of the three classes are staggered in a manner so that only one class is elected by the shareholders annually.

     A proposal that the number of directors to serve for the ensuing year remain fixed at twelve will be submitted for vote by the shareholders at the annual meeting. If this proposal is approved by the affirmative vote of the holders of a majority of the shares of common stock voted at the annual meeting, four Class III directors will be elected, each to serve a three year-term. If this proposal is not approved and the number of directors to serve on the board is not set by the shareholders at the annual meeting, the number of directors to serve on the board will remain at twelve as fixed at the 2001 annual meeting and Four Class III directors will still be elected, each to serve a three-tear term.

VOTE REQUIRED AND BOARD RECOMMENDATION

     The affirmative vote by the holders of a majority of the shares of common stock voted at the annual meeting is required to approve the proposal to set the number of directors to serve on the board at twelve.

     Shares represented by a properly signed and dated proxy card will be voted in accordance with the instructions on the card at the annual meeting. If the proxy card is signed but no instructions are given with respect to setting the number of directors to serve on the board, the proxy holders will vote the proxies received by them for setting the number of directors to serve on the board at twelve.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY RECOMMENDS A VOTE "FOR" SETTING THE NUMBER OF DIRECTORS TO SERVE ON THE BOARD AT TWELVE.


                 PROPOSAL II:  ELECTION OF CLASS III DIRECTORS

     Four Class III directors will be elected at the annual meeting to each serve a three-year term. The board has nominated Willis W. Dungan, George R. Mars, William M. Mars and Steve Webb for election as Class III directors to serve until the 2005 annual meeting or until their successors are duly elected and qualified. Willis W. Dungan, George R. Mars, William M. Mars and Steve Webb are currently Class III directors of the company and have been nominated for re-election as Class III directors.

 VOTE REQUIRED AND BOARD RECOMMENDATION

     For the election of directors, shareholders are entitled to four votes for each share held and may cumulate votes. Directors are elected by plurality vote. Thus, the four Class III nominees receiving the highest number of votes cast will be elected to serve as Class III directors.

     Shares represented by a properly signed and dated proxy card will be voted in accordance with the instructions on the card at the annual meeting. If the proxy card is signed but no instructions are given with respect to the election of directors, the proxy holders will vote the proxies received by them for the nominees listed above, and reserve the right to cumulate votes and distribute them among the nominees, in their discretion. If for any reason one or more of the nominees named above is not available as a candidate for director, an event that the board of directors does not anticipate, the proxy holders will vote, in their discretion for another candidate or candidates nominated by the board. If shareholders attending the annual meeting cumulate their votes such that all of the nominees above cannot be elected, the proxy holders will cumulate votes to elect as many of the nominees listed above as possible.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR CLASS III DIRECTOR OF THE BOARD OF DIRECTORS.

 SECURITY OWNERSHIP OF DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

     The following table sets forth information about all directors, nominees and named executive officers, as of December 31, 2001, including their name, position and beneficial ownership. Unless otherwise noted, the named persons have sole voting and investment power with respect to the shares indicated (subject to any applicable community property laws).

                                                         AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP
                                                      -------------------------------------------------
                                                                                 OPTIONS                        PERCENT
                                                                              EXERCISABLE                         OF
         NAME                     POSITION             DIRECT                WITHIN 60 DAYS      OTHER           CLASS
         ----                     --------             ------                --------------      -----          -------
M.G. Bond                         Director               49,627                   6,450                           1.1%
Karl Brantley                     Director               15,240                   5,550                             *
Willis W. Dungan                  Director                                        7,200         207,870 (1)       4.3%
Don L. Fulton                     Director               13,467                   5,250                             *
Donald L. Kilgore                 Director                                        1,500           2,579 (2)         *
David A. King                     Director               72,007                   4,800           6,023 (3)       1.7%
Herbert A. King                   Director               62,340                   4,800         299,768 (4)       7.4%
George R. Mars                    Director              145,297                   7,800          56,842 (5)       4.2%
William M. Mars                   Director                                        7,800          22,500 (6)         *
Greg L. McKee            Director; President of the                               3,750           2,550 (7)         *
                                    bank
David P. Webb                     Director               18,585                   4,650           6,112 (8)         *
Steve Webb                Chairman, President, CEO          202                   8,850         137,655 (9)       3.0%
                          and Director; Chairman
                            and CEO of the bank
All directors and                                       376,765                  66,900         741,899          23.6%
 executive officers
 as a group (12
 persons)

---------------
 *  Less than 1% of the outstanding common stock.

(1) Includes 114,870 shares owned by Mr. Dungan's spouse who exercises sole voting and investment power with respect to such shares and as to which Mr. Dungan disclaims beneficial ownership; also includes 93,000 shares held in a limited partnership of which Mr. Dungan is the managing general partner and as to which he exercises sole voting and investment power.

(2) Includes 2,579 shares owned jointly with Mr. Kilgore's spouse as to which Mr. Kilgore shares voting and investment power with his wife.

(3) Includes 1,335 shares owned by Mr. King's spouse who exercises sole voting and investment power with respect to such shares and as to which Mr. King disclaims beneficial ownership; also includes 4,688 shares owned by his children as to which Mr. King shares voting and investment power with his wife.

(4) Includes 10,912 shares owned jointly with Mr. King's spouse as to which Mr. King shares voting and investment power with his wife; includes 132,868 owned by his children as to which Mr. King shares voting and investment power with his wife; also includes 155,988 shares held in trust for his children as to which Mr. King exercises sole voting power but has no investment power.

(5) Includes 30,000 shares owned by Mr. Mars' spouse who exercises sole voting and investment power with respect to such shares and as to which Mr. Mars disclaims beneficial ownership; also includes 26,842 shares owned by the estate of Mr. Mars' mother of which he is executor and as to which he exercises sole voting and investment power.

(6) Includes 22,500 shares owned jointly with Mr. Mars' spouse as to which Mr. Mars shares voting and investment power with his wife.

(7) Includes 2,550 shares owned jointly with Mr. McKee's spouse as to which Mr. McKee shares voting and investment power with his wife.

(8) Includes 6,112 shares owned jointly with Mr. Webb's spouse as to which Mr. Webb shares voting and investment power with his wife.

(9) Includes 255 shares owned by Mr. Webb's spouse who exercises sole voting and investment power with respect to such shares and as to which Mr. Webb disclaims beneficial ownership; includes 150 shares owned jointly with Mr. Webb's spouse as to which Mr. Webb shares voting and investment power with his wife; also includes 137,250 shares held in a limited partnership of which Mr. Webb is the managing general partner and as to which he exercises sole voting and investment power.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth as of December 31, 2001, each person known to the company who is a beneficial owner of more than 5% of the outstanding shares of common stock of the company.


  NAME AND ADDRESS           AMOUNT AND NATURE OF
OF BENEFICIAL OWNER          BENEFICIAL OWNERSHIP      PERCENTAGE OF CLASS
-------------------          --------------------      -------------------
Herbert A. King                   366,908 (1)                7.3%
   101 Littlejohn Lane
 Starkville, MS 39759

The Molpus Company                388,749                    7.7%
   502 Valley View Drive
   Philadelphia, MS 39350
---------------
(1) Includes 10,912 shares owned jointly with Mr. King's spouse as to which Mr. King shares voting and investment power with his wife; includes 132,868 owned by his children as to which Mr. King shares voting and investment power with his wife; includes 155,988 shares held in trust for his children, for which beneficial ownership is disclaimed; and includes 4,800 shares that Mr. King could acquire beneficial ownership of by the exercise of stock options held by Mr. King.


            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, the company's directors, executive officers, and any person beneficially owning more than ten percent of the company's common stock are required to report their initial ownership of the company's common stock and any subsequent changes in that ownership to the Securities and Exchange Commission.

     Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the company during the 2001 fiscal year, and any Forms 5 and amendments thereto furnished to the company with respect to the 2001 fiscal year, and certain written representations made by the company's directors and officers, the company has determined that all required filings have been made, except that Willis W. Dungan did not timely report one disposition of common stock held by a limited partnership in which he is a general partner, and Steve Webb did not timely report the ownership of shares he beneficially owns jointly with his spouse. The transaction and the ownership of the shares have been reflected in subsequent filings made by such individuals.

                             EXECUTIVE COMPENSATION

     The following table sets forth compensation information of Steve Webb, the company's chairman, president and chief executive officer, and Greg L. McKee, the bank's president and chief operating officer, for services rendered in all capacities to the company and the bank during the fiscal years ended December 31, 2001, December 31, 2000 and December 31, 1999. The table discloses the annual salary, bonus and other compensation awards and payouts to Greg L. McKee and Steve Webb. No other executive officer of the bank or the company received total annual salary, bonus and other compensation awards and payouts in excess of $100,000.

                           SUMMARY COMPENSATION TABLE


                                    ANNUAL COMPENSATION
                          ----------------------------------------     SECURITIES
     NAME AND                                         OTHER ANNUAL     UNDERLYING
PRINCIPAL POSITION        YEAR    SALARY     BONUS    COMPENSATION     OPTIONS (7)
------------------        ----   --------   -------   ------------     -----------
Steve Webb                2001   $150,000   $35,000   $41,056 (1)         1,500
 President and CEO        2000   $145,000   $35,000   $37,427 (2)         1,500
  of the company and      1999   $138,000   $35,000   $63,131 (3)         5,700
  CEO of the bank

Greg L. McKee             2001   $ 90,000   $12,000   $17,649 (4)         3,000
 President and COO        2000   $ 81,000   $ 6,550   $ 7,617 (5)           750
  of the bank             1999   $ 75,000   $ 6,750   $ 4,525 (6)

---------------
(1) Represents company matching and profit sharing contributions in the amount of $11,295 under the Citizens Bank Profit Sharing and Savings Plan, director fees in the amount of $12,875, split-dollar life insurance premiums paid in the amount of $8,024, above-market interest earned under the Director's Deferred Fee Plan in the amount of $7,652 and the value of the use of a company automobile in the amount of $1,210.

(2) Represents company matching and profit sharing contributions in the amount of $11,159 under the Citizens Bank Profit Sharing and Savings Plan, director fees in the amount of $12,825, split-dollar life insurance premiums paid in the amount of $8,024, above-market interest earned under the Director's Deferred Fee Plan in the amount of $4,290 and the value of the use of a company automobile in the amount of $1,129.

(3) Represents company matching and profit sharing contributions in the amount of $10,536 under the Citizens Bank Profit Sharing and Savings Plan, director fees in the amount of $11,575, split-dollar life insurance premiums paid in the amount of

    $35,785, above-market interest earned under the Director's Deferred Fee Plan in the amount of $4,118 and the value of the use of a company automobile in the amount of $1,117.

(4) Represents director fees in the amount of $8,775 and company matching and profit sharing contributions in the amount of $8,874 under the Citizens Bank Profit Sharing and Savings Plan.

(5) Represents company matching and profit sharing contributions in the amount of $7,617 under the Citizens Bank Profit Sharing and Savings Plan.

(6) Represents company matching and profit sharing contributions in the amount of $4,525 under the Citizens Bank Profit Sharing and Savings Plan.

(7) The number of securities underlying the options have been adjusted to reflect the three-for-two stock split that occurred on December 14, 2001.

 STOCK OPTIONS

     The company maintains the 1999 Employees' Long-Term Incentive Plan, which provides for the grant of stock options and restricted stock to employees of the company and the bank. The company has reserved for grant or issuance under the plan shares of common stock not to exceed 7% of the company's issued and outstanding common stock, as determined from time to time, or 347,419 shares as of December 31, 2001. As of December 31, 2001, grants representing 26,700 shares of the company's common stock have been awarded under the plan.

     The following table presents information on the stock option grants that were made under the plan during the fiscal year ended December 31, 2001 to the named executive officers of the company and the bank. The number of securities underlying the options and the per share exercise prices have been adjusted to reflect the three-for-two stock split that occurred on December 14, 2001.

            OPTION GRANTS IN THE FISCAL YEAR ENDED DECEMBER 31, 2001


                                     INDIVIDUAL GRANTS
                   --------------------------------------------------------      POTENTIAL REALIZABLE VALUE
                    NUMBER OF      PERCENT OF                                    AT ASSUMED ANNUAL RATES OF
                   SECURITIES    TOTAL OPTIONS                                  STOCK PRICE APPRECIATION FOR
                   UNDERLYING      GRANTED TO       EXERCISE                           OPTION TERM (1)
                     OPTION       EMPLOYEES IN         OF        EXPIRATION    -----------------------------
  NAME              GRANTED       FISCAL YEAR      BASE PRICE       DATE             5%($)      10%($)
  ----             ----------    -------------     ----------    ----------         -------    --------
Steve Webb           1,500          25%             $10.83        5/02/2011          $10,216    $25,890
Greg L. McKee        1,500          25%             $10.83        5/02/2011          $10,216    $25,890
                     1,500          25%             $11.67        6/27/2011          $11,009    $27,898

---------------
(1) The appreciation rates and potential realizable value do not represent the company's forecast of possible future appreciation, if any. Actual gains, if any, are dependent upon the future market price of the company's common stock and there can be no assurance that the potential amounts will be achieved.

     The following table presents information on the total number and value of exercisable and unexercisable options held by the named executive officers of the company and the bank. The number of securities underlying the options and the value of the unexercised options have been adjusted to reflect the three-for-two stock split that occurred on December 14, 2001. There were no options exercised by the named executive officers during 2001.

                     OPTION VALUES AS OF DECEMBER 31, 2001

                   NUMBER OF SECURITIES
                       UNDERLYING               UNEXERCISED IN-THE-MONEY
                  UNEXERCISED OPTIONS AT              OPTIONS AS OF
                   DECEMBER 31, 2001 (1)           DECEMBER 31, 2001 (1)
                 ---------------------------   ---------------------------
NAME             EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----             -----------   -------------   -----------   -------------
Steve Webb         8,850                           $48,498
Greg L. McKee      3,750                           $20,768
---------------
(1) The closing price of the company's common stock at December 31, 2001 was $16.60.

 REPORT ON EXECUTIVE COMPENSATION

     The company has not established a separate compensation committee. Instead, the board is responsible for setting the compensation of executive officers, developing executive benefit plans, and establishing other employee benefit plans or programs for the benefit of the company's executive officers. Steve Webb and Greg L. McKee, the sole members of the board who are also employees of the company or the bank, do not participate in determinations affecting executive compensation, but do make recommendations to the board with respect to the amount and form of executive compensation.

     Determinations of the board are primarily made on the basis of industry and peer group standards and regional and national economic considerations. The board relies upon external legal counsel, when needed from time to time, and upon survey data produced by independent third parties.

     The company's executive compensation program consists of three components: base salary, short-term incentives, and long-term incentives. Currently, the program emphasizes base salary and short-term incentives. Long-term incentives that link the performance of the company's common stock and executive compensation are not significant. Neither the company nor the bank has entered into employment, retention, change in control or similar agreements with Steve Webb or any other executive officer.

     The board sets base salary at levels somewhat below the average of regional, competitive peer banks. Base salary is reviewed annually and is subject to adjustment based upon individual performance and changes in the regional competitive market. Based upon these standards, the board established the base salary of Steve Webb, president of the company and the chief executive officer of company and the bank, at $150,000, and the base salary of Greg L. McKee, the president of the bank, at $90,000, effective January 1, 2001.

     Executives and employees are eligible to receive annual bonuses. Such bonuses are awarded based upon recommendations made to the board by Steve Webb, subject to approval in the board's discretion. Recommendations are generally based upon individual performance and the company's performance. There are no preestablished performance goals or objectives.

     The company has established a long-term incentive plan, called the 1999 Employees' Long-Term Incentive Plan, which was first effective as of January 1,
1999.  The plan permits the grant of options and restricted stock.   During
2001, grants of stock options were made to Mr. Steve Webb and Mr. McKee in recognition of their service as members of the company's board of directors, subject to terms and conditions substantially identical to the terms and conditions of grants made to the company's nonemployee directors under the 1999 Directors' Stock Compensation Plan.

     Section 162(m) of the Internal Revenue Code of 1986, as amended, limits to $1 million in a taxable year the deduction a company may claim for compensation paid to its chief executive and four other highest paid officers, unless certain performance-based conditions are met. The board has reviewed this provision and does not anticipate the payment of any compensation to an executive officer that would be affected by the limit.

     The board believes that base salary levels and other short and long-term incentives are reasonable and sufficiently competitive. The board further believes that the degree of performance sensitivity in the compensation program is reasonable, taking into consideration the historical practices of the company and the bank and the interests of its shareholders.

The nonemployee members of the board of directors:

M.G. Bond            Karl Brantley           Willis W. Dungan
Don L. Fulton        Donald L. Kilgore       David A. King
Herbert A. King      George R. Mars          William M. Mars
David P. Webb


          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The members of the board of directors who participate in deliberations of the board of directors concerning executive officer compensation are set forth above. None of these individuals is a former officer of the company or any of its subsidiaries.

INDEBTEDNESS OF RELATED PARTIES

     Certain directors and officers of the company, businesses with which they are associated, and members of their immediate families are customers of the bank and have had transactions with the bank in the ordinary course of the bank's business. The indebtedness (including unfunded commitments) of the directors, officers and related parties, to the bank was equal to 2.6% of the company's shareholders' equity as of December 31, 2001. This indebtedness comprised 0.5% of the total currently outstanding loans net of unearned interest made by the bank as of December 31, 2001. In the opinion of the board of directors, such transactions were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features.

 INTERESTS OF THE BOARD OF DIRECTORS

     For the past several years, the company has employed the legal services of Phelps Dunbar LLP, of which Mr. David Webb, a current director of the company and bank, is a partner. Phelps Dunbar LLP has represented the company in various legal areas, including tax audits, employee benefits, civil lawsuit defense and general corporate law. The company expects that the firm will continue to represent the company in similar matters in the future.


                             STOCK PERFORMANCE GRAPH

     The following performance graph compares the performance of the company's common stock to the AMEX Market Index and to a peer group of 58 other regional bank holding companies for the company's reporting period. The graph assumes that the value of the investment in the company's common stock and each index was $100 at October 19, 1999 (the date trading of the common stock began on the American Stock Exchange) and that all dividends were reinvested. All information relating to the company's common stock in the performance graph has been adjusted to give effect to the three-for-two stock split of the company's common stock that occurred on December 14, 2001.

                               PERFORMANCE GRAPH
                      OCTOBER 19, 1999 - DECEMBER 31, 2001


                             [GRAPH APPEARS HERE]

                                  10/19/99    12/31/99    12/31/00    12/31/01
Citizens Holding Company         $  100.00   $   83.38   $   70.46   $  106.45
AMEX Market Index                $  100.00   $  110.59   $  109.23   $  112.24
Regional-Southeast Banks(1)      $  100.00   $   87.42   $   89.25   $  104.20

---------------
(1) The bank holding companies included in the peer group are as follows: 20/20 Web Design Inc., Acadiana Bancshares Inc., Admiralty Bancorp CL B, Alabama National Bancorp, AmSouth Bancorporation, Area Bancshares Corp., Auburn National Banc Inc., Banc Corporation, Bancorpsouth Inc., Bank of the Ozarks Inc., Beach First National Bankshares, Britton & Koontz CAP CP, Cardinal Financial Corp., Centerstate Banks of FL, Chesapeake Financial SHS, Citizens First Corp., CNB Florida Bankshares, Colonial Bancgroup CL A, Community Financial GRP, Community First Bancorp, Community Natl., Community Trust BNCP Inc., Compass Bancshares Inc., Crescent Banking Company, Cumberland Bancorp, Eastern Virginia Bankshares, Eufaula Banccorp Inc., Exchange Bancshares, Farmers Capital Bank CP, Fauquier Bancshares Inc., First Capital Bank, First M&F Corporation, First National Bancshares FL, First Tennessee Natl. CP, Florida Banks Inc, FNB Corporation (FL), FNB Corporation (VA), Four Oaks Fincorp, Franklin Financial Corp. TN, Frontier National, Hancock Holding Co., Heritage Bankshares, Hibernia Corp A, Iberiabank Corporation, Mid-America Bancorp KY, Midsouth Bancorp, National Commerce FNCL, NB&T Financial Group, NBC Capital Corporation, Penseco Financial Services Corp., Peoples Banctrust Co., The Peoples Holding Co., Pinnacle Bancshares, Pinnacle Financial PARTN, Premier Financial Bancorp, Regions Financial Corp., Republic Bancorp Inc. CLA, S.Y. Bancorp Inc., Simmons First Natl. Corp., South Alabama Bancorp, Southcoast Financial,

    Southtrust Corp., Trustmark Corp., Union Planters Corp., United Financial Holding, United Security Bancshares, and Whitney Holding Corp.

Source: Media General Financial Services, Richmond Virginia


              PROPOSAL III: APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     Horne CPA Group, independent certified public accountants, has served as auditor of the company since December 31, 1998. The board of directors, upon recommendation of the audit committee, has appointed Horne CPA Group to serve as auditor for the fiscal year ending December 31, 2002. Although the appointment of an independent auditor does not require approval by the shareholders, the board of directors has chosen to submit its selection for ratification by the shareholders. The board of directors, however, reserves the right to change independent auditor at any time, notwithstanding shareholder approval. A representative of Horne CPA Group is expected to attend the annual meeting. If present, the representative will have the opportunity to make a statement and will be available to respond to appropriate questions.

     Fees billed by Horne CPA Group for professional services rendered for the fiscal year ending December 31, 2001 were as follows:

     AUDIT FEES - Audit fees of Horne CPA Group for audit of the company's annual financial statements and the review of those financial statements included in the company's reports on Form 10-Q are estimated to be $55,000.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES - Horne CPA Group did not render any financial information systems design and implementation services for the company during the fiscal year ending December 31, 2001.

     ALL OTHER FEES - Aggregate fees billed to the company by Horne CPA Group for all other services rendered for the fiscal year 2001 totaled approximately $17,000. These fees relate to general consultation and tax services.

     The audit committee has considered the compatibility of these non-audit services with maintaining Horne CPA Group's independence.

 VOTE REQUIRED AND BOARD RECOMMENDATION

     The affirmative vote by the holders of a majority of the shares of common stock voted at the annual meeting is required for the ratification of the appointment of the independent accountants.

     Shares represented by a properly signed and dated proxy card will be voted in accordance with the instructions on the card at the annual meeting. If the proxy card is signed but no instructions are given with respect to the ratification of the appointment of the independent accountants, the proxy holders will vote the proxies received by them for ratification of the appointment of Horne CPA Group as the company's independent accountants for the fiscal year 2002.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE APPOINTMENT OF HORNE CPA GROUP AS INDEPENDENT ACCOUNTANTS AND RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF HORNE CPA GROUP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR 2002.

 REPORT OF THE AUDIT COMMITTEE

     The audit committee has reviewed and discussed the audited financial statements with management and Horne CPA Group. The discussions with Horne CPA Group included the matters required to be discussed by Statement on Auditing Standards No. 61. In addition, the audit committee received the written disclosures and the letter regarding independence from Horne CPA Group as required by Independence Standards Board Standard No. 1 and discussed this information with representatives of Horne CPA Group.

     Based upon the audit committee's review of the audited financial statements and its discussions with management and Horne CPA Group, the audit committee recommended to the board of directors that the audited financial statements be included in the company's annual report on Form 10-K for the fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission.

The members of the audit committee:

          Karl Brantley
          Donald L. Kilgore
          Herbert A. King


             PROPOSALS BY SHAREHOLDERS FOR THE 2003 ANNUAL MEETING

     At the annual meeting each year, the board of directors submits to shareholders its nominees for election as directors. In addition, the board of directors may submit other matters to the shareholders for action at the annual meeting. Shareholders of the company may also submit proposals for inclusion in the proxy materials. Shareholders intending to submit proposals for presentation at the 2003 annual meeting and inclusion in the proxy statement and form of proxy for the annual meeting should forward their proposals to Steve Webb, President, Citizens Holding Company, 521 Main Street, Philadelphia, Mississippi 39350. Proposals must be in writing and must be received by the company prior to November 22, 2002, for inclusion in the company's 2003 proxy materials. Proposals should be sent to the company by certified mail, return receipt requested.

     Under the bylaws of the company, certain procedures are provided which a shareholder must follow to introduce any shareholder proposal at a shareholder meeting or to nominate persons for election as directors. These procedures provide that shareholders desiring to make nominations of persons for election as directors or to introduce a shareholder proposal before a meeting must give written notice to the company's president not less than 14 days or more than 50 days prior to the date of the meeting at which the proposal is to be acted upon or the election is to be held. However, if less than 21 days' notice of the meeting is given to shareholders, such proposal or nomination must be mailed or delivered to the president no later than the close of business on the seventh day following the day on which the notice of the meeting was mailed. Proposals and nominations not made in accordance with this procedure may, in the president's discretion, be disregarded by the chairman of the meeting, and upon the president's instructions, the inspectors of election may disregard all votes cast for each such proposal or nominee.


                                 OTHER MATTERS

     Neither the board of directors nor management intend to bring any other business before the annual meeting other than the matters referred to in the notice of meeting and this proxy statement. The board of directors is aware that a shareholder may present a proposal at the annual meeting requesting that the number of directors to serve on the board of directors be set at thirteen and nominating a person to serve as a director of the company. If the proposal or the nomination is properly brought before the annual meeting, or any adjournment thereof, it is intended that the persons named in the proxy will use their discretionary authority to vote against the proposal or the nomination or both. If any other matters are properly brought before the annual meeting, or any adjournment thereof, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect to such matters in accordance with their best judgment.


                   AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

     The annual report to shareholders containing financial statements for the company's 2001 fiscal year has been mailed to shareholders prior to or with this proxy statement. However, the annual report does not form any part of the material for the solicitation of proxies.

     Upon the written request of any record holder or beneficial owner of shares entitled to vote at the annual meeting, the company, without charge, will provide a copy of the company's annual report for the year ended December 31, 2001 on Form 10-K, as filed with the Securities and Exchange Commission. Requests should be mailed to Steve Webb, President, Citizens Holding Company, 521 Main Street, Philadelphia, Mississippi 39350.

                                    By Order of the Board of Directors,



March 22, 2002                      Steve Webb, Chairman

                                     PROXY
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                            CITIZENS HOLDING COMPANY

The undersigned does hereby nominate, constitute and appoint STEVE WEBB and WILLIAM M. MARS, or any of them (each with full power to act alone and with power of substitution), as their true and lawful attorney, to vote this proxy. The undersigned also hereby authorizes said individuals to represent the undersigned, and to vote upon all matters that may properly come before the Annual Meeting of Shareholders to be held on April 23, 2002, including the matters described in the Proxy Statement furnished herewith, subject to any directions indicated on the reverse side, with full power to vote all shares of Common Stock of Citizens Holding Company held of record by the undersigned on March 15, 2002, or any adjournment(s) thereof. This proxy shall authorize the proxies named herein to cumulate all votes which the undersigned is entitled to cast at the Annual Meeting for, and to allocate such votes among, one or more of the nominees for director listed on the reverse side as such proxies shall determine, in their sole and absolute discretion, in order to maximize the number of such nominees elected to the Company's Board of Directors. I acknowledge receipt of the Company's notice and accompanying Proxy Statement.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NOS. I AND III AND "FOR" EACH OF THE NOMINEES FOR CLASS III DIRECTORS.

      IMPORTANT- THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF SHAREHOLDERS
                            CITIZENS HOLDING COMPANY

                                 APRIL 23, 2002


Please detach and mail in the envelope provided


PROPOSAL NO. I: To set the number of directors to serve on the Board of Directors at twelve.

[ ] FOR                  [ ] AGAINST                    [ ] ABSTAIN


PROPOSAL NO. II: To elect four Class III directors.

[ ] FOR all nominees listed at right               [ ] WITHHOLD AUTHORITY
(except as marked to the contrary at right)        to vote for all nominees
                                                   listed at right

Nominees:           Willis W. Dungan     __________
                    George R. Mars       __________
                    William M. Mars      __________
                    Steve Webb           __________

INSTRUCTIONS: To withhold authority to vote for any individual nominee, check the box to vote "FOR" all nominees and strike a line through the nominee's name in the list at right. If you desire to cumulate your votes, please do so in the blanks following each name.


PROPOSAL NO. III: To ratify the selection of Horne CPA Group as the Company's independent auditors for the year 2002.

[ ] FOR                  [ ] AGAINST                    [ ] ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTIONS ARE GIVEN, YOUR SHARES WILL BE VOTED BY THE INDIVIDUALS DESIGNATED ON THIS PROXY "FOR" THE NOMINEES FOR CLASS III DIRECTORS AND "FOR" PROPOSAL NOS. I AND III. THE INDIVIDUALS DESIGNATED ON THIS PROXY WILL VOTE IN THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature of Shareholder:
                          -------------------------------------
Signature if held jointly:
                           ------------------------------------
Date:                                                    , 2002
      ---------------------------------------------------

NOTE: Please sign name exactly as name appears on the certificate or certificates representing shares to be voted by this proxy as shown on the label above. When signing as executor, administrator, attorney, trustee, or guardian please give full title as such. If a corporation, please sign full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person(s).

   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.